Exhibit 10.1

Execution Version

SIXTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Among

KODIAK OIL & GAS (USA) INC.

as Borrower,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Signatory Hereto

Dated as of October 15, 2012

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Sixth Amendment to Amended and Restated Credit Agreement (this “Amendment”), effective as of the Sixth Amendment Effective Date (as defined below), is made by and among Kodiak Oil & Gas (USA) Inc., a Colorado corporation (the “Borrower”), each of the Lenders that is a signatory hereto and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.                                   The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 28, 2011 as amended by the First Amendment and Limited Waiver to Amended and Restated Credit Agreement, dated as of November 14, 2011, the Second Amendment to Amended and Restated Credit Agreement, dated as of November 14, 2011, the Third Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2012, the Fourth Amendment to Amended and Restated Credit Agreement, dated April 3, 2012 and the Fifth Amendment to Amended and Restated Credit Agreement, dated May 11, 2012 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.                                     The Borrower has requested, and the Administrative Agent and the Lenders party hereto have agreed, to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Amendment refer to the Credit Agreement.

Section 2.                                            Amendments to Credit Agreement.

2.1                                 Amendments to Section 1.02

(a)                                  Section 1.02 is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Aggregate Elected Commitments” shall mean, at any time, the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c).  As of the Sixth Amendment Effective Date, the Aggregate Elected Commitments is $375,000,000.

“Elected Commitment” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Elected Commitment”, as the same may be increased, reduced or terminated from time to time in connection with an increase, reduction or termination of the Aggregate Elected Commitments pursuant to Section 2.06(c).

“Elected Commitment Increase Certificate” has the meaning set forth in Section 2.06(c)(ii)(E).

“New Lender” has the meaning assigned to such term in Section 2.06(c)(i).

“New Lender Certificate” has the meaning set forth in Section 2.06(c)(ii)(F).

“Sixth Amendment” shall mean that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of October 15, 2012.

“Sixth Amendment Effective Date” has the meaning set forth in the Sixth Amendment.

(b)                                 The definition of “Aggregate Maximum Credit Amounts” is hereby amended and restated in its entirety as follows:

“Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to Section 2.06.  Notwithstanding anything to the contrary contained herein, the Aggregate Maximum Credit Amount is $750,000,000, as the same may be reduced, increased or terminated from time to time.

(c)                                  The definition of “Borrowing Base Deficiency” is hereby amended and restated in its entirety as follows:

“Borrowing Base Deficiency” occurs if at any time the total Revolving Credit Exposures exceeds lesser of (a) the Borrowing Base then in effect and (b) the Aggregate Elected Commitments.

(d)                                 The definition of “Commitment” is hereby amended and restated in its entirety as follows:

“Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b).  The amount representing each Lender’s Commitment shall at any time be the least of (a) such Lender’s Maximum Credit Amount, (b) such Lender’s Applicable Percentage of the then effective Borrowing Base and (c) such Lender’s Elected Commitment.

(e)                                  The definition of “Lenders” is hereby amended and restated in its entirety as follows:

“Lenders” shall mean the Persons listed on Annex I and any Person that shall have become a party hereto pursuant to an Assignment and Assumption or Section 2.06, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.  Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

(f)                                    The definition of “Maximum Credit Amount” is hereby amended and restated in its entirety as follows:

“Maximum Credit Amount” shall mean, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), (b) modified from time to time pursuant to Section 2.06(c) or (c) modified from time to time pursuant to any assignment permitted by Section 12.04(a).

2.2                                 Amendment to Section 2.02(d).  The first sentence of Section 2.02(d) of the Credit Agreement is hereby amended and restated in full as follows:

The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated, in the case of (i) any Lender party hereto as of the date of this Agreement, as of the date of this Agreement, (ii) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption or (iii) any Lender that becomes a party hereto in connection with an increase in the Aggregate Elected Commitments pursuant to Section 2.06(c), upon the effective date of such increase, payable to such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed.

2.3                                 Amendment to Section 2.03.  The parenthetical contained within the last sentence of the second to last paragraph of Section 2.03 is hereby amended and restated in full as follows:

Sixth Amendment

(i.e., the least of the (a) Aggregate Maximum Credit Amounts, (b) Aggregate Elected Commitments and (c) then effective Borrowing Base)

2.4                                 Amendment to Section 2.06.

(a)                                  The title of Section 2.06 is hereby deleted and replaced in its entirety by the following:

Termination and Reduction of Aggregate Maximum Credit Amounts; Optional Increase and Reduction of Aggregate Elected Commitments.

(b)                                 The title of Section 2.06(b) is hereby deleted and replaced in its entirety by the following:

Optional Termination and Reduction of Aggregate Maximum Credit Amounts.

A new Section 2.06(c) is hereby added to the Credit Agreement immediately following Section 2.06(b) as follows:

(c)                                  Optional Increase and Reduction of Aggregate Elected Commitments.

(i)                                     Subject to the conditions set forth in Section 2.06(c)(ii), the Borrower may increase the Aggregate Elected Commitments then in effect by increasing the Elected Commitment of a Lender or by causing a Person that is acceptable to the Administrative Agent that at such time is not a Lender to become a Lender (a “New Lender”); provided that the Borrower may (A) make such request concurrently with a Scheduled or Interim Redetermination or (B) otherwise make a maximum of two (2) such requests between each two consecutive Scheduled Redeterminations.  Notwithstanding anything to the contrary contained in this Agreement, in no case shall a New Lender be the Borrower or an Affiliate of the Borrower.

(ii)                                  Any increase in the Aggregate Elected Commitments shall be subject to the following additional conditions:

(A) such increase shall not be less than $10,000,000 unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Elected Commitments exceed the Borrowing Base then in effect;

(B) no Default shall have occurred and be continuing on the effective date of such increase;

(C) on the effective date of such increase, no Eurodollar Borrowings shall be outstanding or if any Eurodollar Borrowings are outstanding, then the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Borrowings unless the Borrower pays compensation required by Section 5.02;

(D) no Lender’s Elected Commitment may be increased without the consent of such Lender;

(E) if the Borrower elects to increase the Aggregate Elected Commitments by increasing the Elected Commitment of a Lender, the Borrower and such Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit G (an “Elected Commitment Increase Certificate”); and

(F) if the Borrower elects to increase the Aggregate Elected Commitments by causing a New Lender to become a party to this Agreement, then the Borrower and such New Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit H (a “New Lender Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500, and the Borrower shall (1) if requested by the New Lender, deliver a Note payable to the order of such New Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed and (2) pay any applicable fees as may have been agreed to between the Borrower, the New Lender and/or the Administrative Agent.

(iii) Subject to acceptance and recording thereof pursuant to Section 2.06(c)(v), from and after the effective date specified in the Elected Commitment Increase Certificate or the New Lender Certificate (or if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid compensation required by Section 5.02):  (A) the amount of the Elected Commitments shall be increased as set forth therein, and (B) in the case of a New Lender Certificate, any New Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender under this Agreement and the other Loan Documents.  In addition, the Lender or the New Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit and Swingline Loans) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender (including any New Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests in Letters of Credit and Swingline Loans) after giving effect to the increase in the Aggregate Elected Commitments.

(iv) Upon its receipt of a duly completed Elected Commitment Increase Certificate or a New Lender Certificate, executed by the Borrower and the Lender, or by the Borrower and the New Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.06(c)(iii)(F) and the Administrative Questionnaire referred to in Section 2.06(c)(iii)(F), if applicable, the Administrative Agent shall accept such Elected Commitment Increase Certificate or New Lender Certificate and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv).  No increase in the Aggregate Elected Commitments shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(c)(v).

(v)                                 Upon any increase in the Aggregate Elected Commitments pursuant to this Section 2.06(c), (A) each Lender’s Maximum Credit Amount shall be automatically deemed amended to the extent necessary so that each such Lender’s Applicable Percentage equals the percentage of the Aggregate Elected Commitments represented by such Lender’s Elected Commitment, in each case after giving effect to such increase, (B) Annex I to this Agreement shall be deemed amended to reflect the Elected Commitment of each Lender (including any New Lender) as thereby increased, any changes in the Lenders’ Maximum Credit Amounts pursuant to the foregoing clause (A), and any resulting changes in the Lenders’ Applicable Percentages and (C) if requested by a Lender, the Borrower shall deliver duly executed Notes payable to each Lender in a principal amount equal to such Lender’s Maximum Credit Amount after giving effect to such increase.

(vi)                          Upon any decrease in the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b) that results in the Aggregate Maximum Credit Amounts being lower than the Aggregate Elected Commitments, each Lender’s Elected Commitment shall be automatically deemed amended to the extent necessary so that each such Lender’s Elected Commitment equals such Lender’s Maximum Credit Amount, after giving effect to such decrease.

(vii)                           The Borrower may from time to time reduce the Aggregate Elected Commitments; provided that (A) each reduction of the Aggregate Elected Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000 and (B) the Borrower shall reduce the Aggregate Elected Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the Aggregate Elected Commitments.

(viii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Elected Commitments under Section 2.06(c)(vii) at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof.  Each notice delivered by the Borrower pursuant to this Section 2.06(c)(viii) shall be irrevocable.  Any termination or reduction of the Aggregate Elected Commitments shall be permanent and may not be reinstated, except pursuant to Section 2.06(c)(i).  Each reduction of the Aggregate Elected Commitments shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage.

2.5                                 Amendment to Section 2.08(b). The parenthetical contained within the last sentence of the second to last paragraph of Section 2.08(b) is hereby amended and restated in full as follows:

(i.e., the least of the (a) Aggregate Maximum Credit Amounts, (b) Aggregate Elected Commitments and (c) then effective Borrowing Base)

2.6                                 Amendment to Section 2.09.  Section 2.09 is hereby amended so that each instance of the term “Aggregate Commitments” is replaced by the term “the total Commitments”.

2.7                                 Amendment to Section 3.04(c)(i).  Section 3.04(c)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)                                     If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b) or any reduction of the Aggregate Elected Commitments pursuant to Section 2.06(c)(vii), the total Revolving Credit Exposures exceeds the total Commitments, then the Borrower shall (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j).

2.8                                 Amendment to Section 12.02(b)(i).  Section 12.02(b)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)                                     increase the Commitment, the Maximum Credit Amount or the Elected Commitment of any Lender without the written consent of such Lender,

2.9                                 Amendment to Section 12.04(b)(iv).  Section 12.4(b)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, the Maximum Credit Amount and the Elected Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).

2.10                           Annex I.  Annex I is hereby amended and restated in its entirety with Annex I attached hereto.

2.11                           New Exhibits.  Exhibit G and Exhibit H attached to this Amendment are hereby added as Exhibit G and Exhibit H to the Credit Agreement and Exhibit G and Exhibit H attached hereto shall be deemed to be attached as Exhibit G and Exhibit H to the Credit Agreement, respectively.

Section 3                                               Borrowing Base Redetermination.  For the period from and including the Sixth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $450,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), (f), Section 8.13(c) or Section 9.12 of the Credit Agreement.  For the avoidance of doubt, the redetermination herein shall constitute the October 1, 2012 Scheduled Redetermination.

Section 4                                               Conditions Precedent.  This Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this

Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Sixth Amendment Effective Date”):

4.1                                 Sixth Amendment.  The Administrative Agent shall have received multiple counterparts of this Amendment as requested from the Borrower and the Majority Lenders.

4.2                                 Notes.  The Administrative Agent and each Lender shall have received duly executed Notes payable to the order of each Lender that has requested a Note in a principal amount equal to its Maximum Credit Amount, dated as of the date hereof.

4.3                                 No Default.  No Default or Event of Default shall have occurred and be continuing as of the Sixth Amendment Effective Date (after giving effect to the terms of this Amendment).

4.4                                 Title.                     The Administrative Agent shall have received title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 80% of the total value of the Oil and Gas Properties evaluated by most recently delivered Reserve Report, including evidence that at least 95% of the total value of the Borrower’s Oil and Gas Properties included in the most recent Borrowing Base are on Federal leases, State leases, allotted lands or fee simple.

4.5                                 Mortgages.  The Administrative Agent shall be reasonably satisfied that the Security Instruments create a first-priority Lien interest (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 80% of the total value of the most recently delivered Reserve Report.  In connection therewith, to the extent necessary, the Administrative Agent shall have received from the Borrower a duly executed and notarized amendment and/or supplement to each mortgage or such new mortgages which shall be reasonably satisfactory to the Administrative Agent in form and substance.

4.6                                 Other.  The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request in advance in writing.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted by Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.                                            Ratification and Affirmation; Representations and Warranties; Etc.   The Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects as though made on and as of the Sixth Amendment Effective Date (unless made as of a specific earlier date, in which case, such representation or warranty was true as of such date); (ii) no Default or Event of Default has occurred and is continuing; and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 6.                                            Miscellaneous.

6.1                                 Confirmation.  The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment.  This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement.

6.2                                 No Waiver.  Except as expressly provided in this Amendment, neither the execution by the

Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.  Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) amend or alter any provision of the Credit Agreement, the other Loan Documents (other than the amendments provided for in Section 2 of this Amendment), or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

6.3                                 Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6.4                                 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.5                                 Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

6.6                                 Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.7                                 No Oral Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.8                                 Governing Law.  THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:	KODIAK OIL & GAS (USA) INC., a Colorado Corporation

By:
	Name:	James P. Henderson
	Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N.A., as Administrative Agent

By:
	Name:	Jonathan Herrick
	Title:	Assistant Vice President

LENDERS:	WELLS FARGO BANK, N.A.

By:
	Name:	Jonathan Herrick
	Title:	Assistant Vice President

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

BMO HARRIS FINANCING, INC.

By:
Name:
Title:

ROYAL BANK OF CANADA

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

SCOTIABANK, INC.

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

By:
Name:
Title:

SUNTRUST BANK

By:
Name:	Scott Mackey
Title:	Director

CADENCE BANK, N.A.

By:
Name:
Title:

REAFFIRMATION AND RATIFICATION: Each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document, including each Guaranty Agreement, to which it is a party and agrees that each Loan Document, including each Guaranty Agreement, to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document, including each Guaranty Agreement, to which such Guarantor is a party are true and correct in all material respects as though made on and as of the Sixth Amendment Effective Date (unless made as of a specific earlier date, in which case, such representation or warranty was true as of such date); (ii) no Default or Event of Default has occurred and is continuing; and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

ACKNOWLEDGED AND RATIFIED:	KODIAK OIL & GAS CORP., a corporation continued under the laws of Yukon Territories, Canada

By:
James P. Henderson
Chief Financial Officer

Annex I

MAXIMUM CREDIT AMOUNT, ELECTED COMMITMENT AND
PRO RATA SHARES

Lender	Maximum Credit Amount	Elected Commitment	Applicable Percentage

Wells Fargo Bank, N.A.	$110,000,000	$55,000,000	14.6666666666667%

KeyBank National Association	$90,000,000	$45,000,000	12.0000000000000%

BMO Harris Financing, Inc.	$90,000,000	$45,000,000	12.0000000000000%

Royal Bank of Canada	$90,000,000	$45,000,000	12.0000000000000%

The Bank of Nova Scotia	$45,000,000	$22,500,000	6.0000000000000%

Scotiabanc Inc.	$45,000,000	$22,500,000	6.0000000000000%

Credit Suisse AG, Cayman Islands Branch	$40,000,000	$20,000,000	5.3333333333333%

Comerica Bank	$40,000,000	$20,000,000	5.3333333333333%

U.S. Bank National Association	$40,000,000	$20,000,000	5.3333333333333%

JPMorgan Chase Bank, N.A.	$40,000,000	$20,000,000	5.3333333333333%

Deutsche Bank Trust Company Americas	$40,000,000	$20,000,000	5.3333333333333%

SunTrust Bank	$40,000,000	$20,000,000	5.3333333333333%

Cadence Bank, N.A.	$40,000,000	$20,000,000	5.3333333333333%

EXHIBIT G

FORM OF ELECTED COMMITMENT INCREASE CERTIFICATE

[               ], 20[    ]

To:                              Wells Fargo Bank, N.A.,

as Administrative Agent

The Borrower, the Administrative Agent and certain Lenders and other agents have heretofore entered into an Amended and Restated Credit Agreement, dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

This Elected Commitment Increase Certificate is being delivered pursuant to Section 2.06(c)(ii)(E) of the Credit Agreement.

Please be advised that the undersigned Lender has agreed (a) to increase its Elected Commitment under the Credit Agreement effective as of [ ], 20[ ] from $[               ] to $[               ] and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents.

Very truly yours,

[Name of Increasing Lender]

By:

Name:

Title:

Accepted and Agreed:

WELLS FARGO BANK, N.A.,
as Administrative Agent

By:

Name:

Title:

Accepted and Agreed:

KODIAK OIL & GAS (USA) INC., a Colorado Corporation

By:

Name:

Title:

EXHIBIT H

FORM OF NEW LENDER CERTIFICATE

[               ], 20[    ]

To:                              Wells Fargo Bank, N.A.,

as Administrative Agent

The Borrower, the Administrative Agent and certain Lenders and other agents have heretofore entered into an Amended and Restated Credit Agreement, dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

This New Lender Certificate is being delivered pursuant to Section 2.06(c)(ii)(F) of the Credit Agreement.

Please be advised that the undersigned New Lender has agreed (a) to become a Lender under the Credit Agreement effective [ ], 20[ ] Date with a Maximum Aggregate Credit Amount of $[               ] and an Elected Commitment of $[            ] and (b) that it shall be a party in all respects to the Credit Agreement and the other Loan Documents.

This New Lender Certificate is being delivered to the Administrative Agent together with (i) if the New Lender is a Foreign Lender, any documentation required to be delivered by such New Lender pursuant to Section 5.03(e) of the Credit Agreement, duly completed and executed by the New Lender, and (ii) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the New Lender.  The [Borrower/New Lender] shall pay the fee payable to the Administrative Agent pursuant to Section 2.06(c)(ii)(F) of the Credit Agreement.

Very truly yours,

[Name of Increasing Lender]

By:

Name:

Title:

Accepted and Agreed:

WELLS FARGO BANK, N.A.,
as Administrative Agent

By:

Name:

Title:

Accepted and Agreed:

KODIAK OIL & GAS (USA) INC., a Colorado Corporation

By:

Name:

Title: